Exhibit 99.2

July 2019 NASDAQ: FBMS 1

Forward Looking Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as "may," "believe," "expect," "anticipate," "intend," "will," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the agreement and plan of merger with First Florida Bancorp, Inc. (the "Merger"), the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company's capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger, and the Company's other recent acquisitions, may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of FFB's business into the Company, (5) the failure to obtain the necessary approval by the shareholders of FFB, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by the Company to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of FFB's operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company's issuance of additional shares of its common stock in the Merger, (13) competitive pressures among financial institutions increasing significantly; (14) economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; (15) interest rate risk; (16) legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; and (17) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and other documents subsequently filed by the Company with the SEC. The Company undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements, which are current only as of the date they are made.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, the Company will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a proxy statement of FFB and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FFB AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of FFB seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company will also be available free of charge by directing a written request to The First Bancshares, Inc., 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 Attn: Chandra Kidd. The Company's telephone number is (601) 268-8998.

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THE FIRST BANCSHARES: BUILDING SHAREHOLDER VALUE 3

Overview of The First Bancshares, Inc. 4 Bank Headquartered in Hattiesburg, MS in 1996 71 Locations in Gulf South: MS, LA, AL, FL & GA Revenues of $127.0 Million LTM Assets of $3.5 Billion at June 30, 2019 5 th Largest Bank Headquartered in Mississippi # of Employees – 640 Stock Traded on Nasdaq – Symbol FBMS # of Closed Transactions since 2011 – 10

$503 $500 $540 $571 $647 $698 $830 $986 $1,080 $1,166 $181 $181 $370 $447 $447 $447 $827 $1,924 $2,307 $681 $721 $941 $1,094 $1,145 $1,277 $1,813 $3,004 $3,473 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 '19 Acquired Organic New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus Organic and Acquisitive Growth 5 December 31, 2009 March 31, 2019 FBMS Branch (67) FBMS LPO (4) Total Assets ($mm) Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively; Q1’19 data as of 3/31/19; Q2’19 data as of 6/30/19 FBMS Branch (9)

Historical Performance Overtime Eighth Year of Record Earnings *Operating net earnings per share – includes shares associated with capital raises and acquisitions and excludes merger related charges EPS Net Income ($mm) $0.82 6 $1.16 $0.96 $1.19 $1.55 $1.57 $0.96 $1.11 $1.62 $ 0.51* $0.62* $ 0.45* $ 0.57* $ 0.64* $ 0.46* $ 0.63* $ 0.70* $2.5 $3.6 $4.2 $6.3 $8.5 $9.7 $10.6 $21.2 $4.7 $5.2 $2.4 $6.9 $4.0 $7.6 $5.2 $12.0 $0.0 $7.0 $14.0 $21.0 $28.0 2011 2012 2013 2014 2015 2016 2017 2018 Q3 '17 Q3 '18 Q4 '17 Q4 '18 Q1 '18 Q1'19 Q2 '18 Q2 '19

Historical Profitability Trends 7 Reported ROAA (%) Source : S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter (1) Refer to appendix for “Non - GAAP Reconciliation” Adjusted ROAA (%) (1) Reported ROATCE (%) Adjusted ROATCE (%) (1) 1.22% 1.30% 1.30% 1.25% 1.39% 0.50% 0.75% 1.00% 1.25% 1.50% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 0.86% 0.84% 0.98% 0.96% 1.39% 0.50% 0.75% 1.00% 1.25% 1.50% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 9.7% 9.4% 12.3% 11.6% 15.5% 0.0% 5.0% 10.0% 15.0% 20.0% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 13.7% 14.6% 16.4% 15.1% 15.6% 0.0% 5.0% 10.0% 15.0% 20.0% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19

8 First Community Bank Mobile MSA Sunshine Comm Bank Tallahassee MSA FMB Banking Corp. Tallahassee MSA FPB Financial Corp. Hammond MSA The First Gained Date Closed March 1, 2018 April 1, 2018 November 1, 2018 March 2, 2019 Branches 9 5 6 7 27 Purchase Price Cash & Stock: $60.0M Cash & Stock: $30.5M Cash & Stock: $80.0M Cash & Stock: $86.1M -- Assets $398.5M $213.1M $477.1M $382.7M $1.5B Loans $269.9M $173.1M $331.6M $243.1M $1.0B Deposits $357.3M $154.2M $428.1M $317.7M $1.3B Building Franchise Value Four Acquisitions | Closed 2018 – Q1 ’19

Mississippi 70% Alabama 23% Louisiana 7% Mississippi 73% Alabama 23% Louisiana 4% Balance Sheet Composition by State 9 2015 Deposits by State June 30, 2019 Deposits by State Source: S&P Global Market Intelligence and Company Documents 2009 and 2015 data as of June 30 2015 Loans by State June 30 , 2019 Loans by State Mississippi 100% 2009 Loans by State 2009 Deposits by State Mississippi 100% Mississippi 100% Mississippi 34% Alabama 22% Louisiana 19% Florida 19% Georgia 5% Mississippi 35% Alabama 20% Louisiana 22% Florida 20% Georgia 2%

Market Demographics 10 ‘ 19 – ‘ 24 Projected Population Growth (%) ‘ 19 – ‘ 24 Projected Median HHI Growth (%) 2024 Projected Median HHI ($) Source: S&P Global Intelligence Deposit data as of 6/30/18 Demographic data deposit weighted by county 2.9% 1.5% 6.8% 2.0% 0.4% 4.6% 3.6% 0.0% 2.0% 4.0% 6.0% 8.0% FBMS Alabama Florida Louisiana Mississippi Southeast US 6.1% 8.5% 10.3% 2.6% 7.0% 9.3% 8.8% 0.0% 3.0% 6.0% 9.0% 12.0% FBMS Alabama Florida Louisiana Mississippi Southeast US $52,057 $53,485 $61,338 $49,113 $48,478 $61,068 $68,744 $40,000 $47,500 $55,000 $62,500 $70,000 FBMS Alabama Florida Louisiana Mississippi Southeast US

29% 0% 20% 40% 60% 80% 100% 120% 11 Our Focus on a Strong Deposit Base Beta (1) vs. Southeast Banks with Assets $1.0 bn – $10.0 bn Improving Composition of Non Int. Bearing Deposits 2010 Q2 ’19 Source : S&P Global Market Intelligence Deposit composition as of 12/31/10 and 6/30/19, respectively; deposit beta data as of or for the three months ended 12/31/16 and 3/31/19 , respectively (1) Beta calculated as change in cost of interest bearing deposits in Q1 ‘19 vs. Q4 ‘16 as a percent of total fed funds interest rate increase Non Int. Bearing Deposits 23% Interest Bearing Deposits 77% Non Int. Bearing Deposits 8% Interest Bearing Deposits 92%

12 2012 2013 2014 2015 2016 2017 2018 Q1 ‘19 Q2 ‘ 19 Average Stock Price ($) $9.21 $12.99 $14.54 $16.40 $18.88 $29.06 $35.08 $31.58 $30.58 Average Market Capitalization ($) In Millions $28.5 $57.3 $75.8 $88.1 $101.4 $277.4 $455.0 $545.5 $528.2 Average Daily Volume (shares) 1,679 3,841 4,453 7,387 3,819 24,078 34,841 31,224 41,914 Price/LTM EPS (x) 8.1x 14.6x 12.2x 11.8x 16.8x 29.7x 18.7x 17.6x 17.3x Price/Tangible Book (%) 78.8% 130.6% 120.0% 140.0% 177.9% 230.0% 179.2% 173.7% 170.5% Market Information and Historical Pricing Source : S&P Global Market Intelligence, Company documents Pricing data as of 6/28/19

AL LA MS FL GA Montgomery Columbus Jackson New Orleans Mobile Baton Rouge Shreveport Birmingham Huntsville Tallahassee Atlanta Jacksonville Orlando Banks: $200 mm - $500 mm Banks: $500 mm - $1.0 bn Banks: $1.0 bn - $2.0 bn 13 Overview of Potential Whole Bank Opportunities Source: S&P Global Market Intelligence Data as of 3/31/19 Note: Excludes banks and thrifts in north Georgia, greater Atlanta region and only includes the Florida panhandle; e xcludes merger targets and MHCs Opportunities by State Opportunities by Asset Size • Includes all banks and thrifts headquartered in Alabama, Louisiana, Mississippi and select Florida and Georgia markets with total assets between $200 million and $2.0 billion 28 5 28 38 25 14 6 16 8 5 3 6 5 47 5 37 60 38 0 20 40 60 80 AL FL GA LA MS Number of Opportunities $200 mm - $500 mm $500 mm - $1.0 bn $1.0 bn - $2.0 bn # of Assets State Banks ($mm) Branches Alabama 47 $25,312 439 Florida 5 2,220 36 Georgia 37 16,573 272 Louisiana 60 33,895 619 Mississippi 38 18,855 404 Total: 187 $96,854 1,770

THE FIRST BANCSHARES: FLORIDA EXPANSION 14

15 Scarcity Value of Florida Banks Source: S&P Global Market Intelligence, FDIC Data as of most recent quarter available # of Florida Banks Florida Banks by Region • Includes all banks and thrifts headquartered in in Florida 295 307 209 137 111 0 90 180 270 360 2005 2009 2013 2017 Q1 '19 Northwest Florida Northeast Florida South Florida Assets ($mm) # of Banks Northwest Florida $5,937 12 Northeast Florida 42,768 39 South Florida 104,759 60 Total $153,464 111

$1,059 $602 $576 $544 $374 $255 $234 $225 $212 $130 $116 $79 $0 $300 $600 $900 $1,200 Source: U.S. Department of Commerce Bureau of Economic Analysis ▪ Florida is the fourth largest economy in the U.S. ▪ Florida comprises over 5% of the U.S. GDP ▪ Florida’s GDP is nearly as large as all the states of New England combined (CT, ME, MA, NH, RI, VT) GDP Comparison of Southeast States ($ bn ) Attractive Economy 16

6.8% 3.6% 0.0% 2.0% 4.0% 6.0% 8.0% Florida US Attractive Demographics 17 Source: S&P Global Market Intelligence, Florida Demographic Database Demographic data weighted by county Current population data as of 6/30/18 ‘19 – ‘24 Projected Population Growth (%) Size 3 rd Most Populous State Income Projected median HHI growth of 10.3% from ’19 – ‘24 Population Population to grow by 5.0 mm by 2040 2040 Population Population % of (Estimated) Population Ages 25 - 44 6,298,806 23.8% Ages 45 - 64 6,105,176 23.0 Ages 65+ 6,725,807 25.4 2040 Total 26,492,005

THE FIRST BANCSHARES: ACQUISITION OF FIRST FLORIDA BANCORP 18

Overview of First Florida Bancorp, Inc.

General Corporate Information

First Florida Bancorp

First Florida Bank

First Florida Wealth Group

A Division of First Florida Bank

- Holding company for First Florida Bank
- Headquartered in Destin, FL
- Established in 2006
- Branch network extends to Okaloosa, Walton and Bay counties within the Panama City and Crestview-Ft. Walton Beach-Destin MSAs
- Retail wealth management practice, "First Florida Wealth Group" based in Destin, FL
- 75 full-time employees
- Chairman & CEO: Frank B. Burge
- President: S. Brett Wilson

Financial Highlights

Current Company Snapshot (6/30/2019)

- Assets: $451 million
- Deposits: $387 million
- Loans: $254 million
- Loans/Deposits: 65.6%

Strong Capital Ratios (6/30/2019)

- Bank Leverage ratio: 12.3%
- Bank Tier 1 Capital Ratio: 22.0%
- Bank Total RBC ratio: 23.2%

Exceptional Asset Quality (6/30/2019)

- NPAs/Assets: 0.14%
- MRQ Net Charge offs/Average Loans: (0.03%)

Bank Level Profitability (6/30/2019)

- LTM Net Income: $5.3 million
- MRQ Net Interest Margin: 3.64%
- MRQ ROAA: 1.49%
- MRQ ROAE: 12.53%

Source: S&P Global Market Intelligence; Company provided documents

TheFirst BANCSHARES, INC.

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Transaction Terms

Transaction	▪ First Bancshares, Inc. ("*FBMS*") will acquire 100% of First Florida Bancorp, Inc.'s ("*First Florida*") outstanding common stock in a negotiated transaction
Consideration Mix	▪ 60% stock / 40% cash ▪ No election
Per Share Consideration(1)(2)	▪ $12.99 total consideration per share of First Florida common stock(2) • $5.20 in cash consideration per share of First Florida common stock • 0.257 shares of FBMS common stock per share (the "*Exchange Ratio*")
Aggregate Consideration	▪ $85.0 million at announcement(2)
Price Protection	▪ Fixed exchange ratio ▪ 15% double trigger downside price protection
Announcement Metrics	▪ Price to tangible equity of 177% ▪ Price to LTM earnings of 17.5x ▪ Premium to core deposits(3) of 13.8%
Approvals & Close	▪ FFB shareholder approval ▪ Will seek customary approvals from the Federal Reserve and OCC ▪ Expected closing in the 4th quarter of 2019

(1) Based upon 6,548,312 outstanding shares of First Florida common stock, comprised of 6,395,812 outstanding shares of First Florida common stock and 152,500 in the money incentive stock options
(2) Based upon FBMS 10-day average closing price of $30.30 for the period ranging 7/3/2019 to 7/17/2019
(3) Core deposits defined as total deposits less time deposits > $100k
Source: S&P Global Market Intelligence

TheFirst BANCSHARES, INC.
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Transaction Rationale

STRATEGIC RATIONALE	▪ Continuation of acquisitive growth for FBMS – completed 9 acquisitions since 2011
	▪ Opportunity to expand relationships with First Florida customers
	    ▪ Stronger balance sheet and capital base to support increased borrowing needs
	    ▪ Broader array of products and services offered
	▪ Advances strategy of building a regional community bank across the Gulf South region by filling in a crucial gap in our footprint – links Pensacola markets to recently entered markets in Tallahassee
	▪ Creates cross selling and noninterest income growth opportunities with wealth management division

FINANCIALLY ATTRACTIVE	▪ Double digit (>10.0%) accretion to earnings per share ▪ Modest tangible book value dilution (~6%) ▪ Approximately 3.4 year payback period(1) ▪ >20% internal rate of return exceeds internal thresholds ▪ Reasonable cost savings (35%) projected to be achievable via operating synergies ▪ Potential to improve profitability by redeploying FFB excess liquidity into higher earning assets ▪ Pricing multiples in line with other recent transactions for banks similar in size and geography
WELL-POSITIONED FRANCHISE	▪ Provides immediate ability to achieve meaningful scale and be competitive in the Panama City & Crestview-Ft. Walton-Destin markets; Establishes new markets for The First, and the pro forma company is a premier competitor with strong deposit market share ▪ Continuity of key First Florida management & personnel will ease integration and keep expertise of the local markets within the company ▪ Pro Forma assets of $4.0 billion can lead to further benefits of scale, additional growth opportunities and improved efficiency ▪ Excess liquidity being redeployed into loans over time is not modeled but could further enhance the attractiveness of the transaction

(1) Tangible book value payback period calculated using the crossover method
Note: Based upon FBMS 10-day average closing price of $30.30 for the period ranging 7/3/2019 to 7/17/2019
Note: Estimated financial impact calculated using 1st Quarter 2019 financial data
Source: S&P Global Market Intelligence; Company-provided documents

The First Bancshares, Inc.
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Key Transaction Impacts (1)

Top Tier Consolidated Impact	
2020E EPS Accretion	Approximately 10.0%
2021 EPS Accretion	Greater than 10.0%
TBV Payback Period(2)	Approximately 3.4 years
Internal Rate of Return	Greater than 20%
Pro Forma TCE/TA *(At Close)*	Approximately 9.0%
Pro Forma Leverage *(At Close)*	Greater than 9.0%
Pro Forma Tier 1 RBC *(At Close)*	Greater than 12.0%
Pro Forma TRBC *(At Close)*	Greater than 15.0%

Bank Level Impact	
Pro Forma Loans/Deposits	Approximately 81%
Pro Forma CRE Concentration *(At Close)*	Approximately 210%

(1) Estimated impacts provided solely for illustrative purposes
(2) Tangible book value payback period calculated using the crossover method; inclusive of all one-time related transaction expenses
Note: Based upon FBMS 10-day average closing price of $30.30 for the period ranging 7/3/2019 to 7/17/2019
Source: S&P Global Market Intelligence; Company-provided documents

The First Bancshares, Inc.
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Note: Includes FFB’s loan production office on Hutchinson Blvd, Panama City Beach Source: S&P Global Market Intelligence First Florida Locations FBMS Locations 23 Strengthening an Attractive Footprint

Fill-In Favorable with Panama City and Destin

Market Highlights

- Strong aviation, aerospace/defense, and hospitality/tourism industry presence
- Region houses extensive U.S. military installments, including Tyndall AFB, Naval Air Station Whiting Field, Eglin Air Force Base and Hurlburt Field; Fort Walton MSA has over 1,400 military members in the area after their service each year
- West Bay Sector Plan includes a 75,000 acre, multi-use master planned development that will provide significant growth to the Panama City & Fort Walton MSAs through the addition of 22 million square feet of industrial, commercial, and retail space, 170,000 residential units and 900 marina slips
- Unique transportation infrastructure; Home to the newest international airport in the United States, which was built in 2010, access to rail lines (Bay Line and CSX Rail)
- Port Panama City has invested over $50 million in new facilities in equipment, and plans to increase its cargo tonnage to an annual level near 2.1 to 2.4 million tons

Market Leadership

Market	Branches	Deposits ($000)	Deposit Mkt Share Rank All	Deposit Mkt Share Rank Cmty Bank[1]
County				
Okaloosa County	3	$255,802	7	2
Walton County	2	$111,667	4	2
Bay County	1	$10,666	15	8
MSA				
Crestview-Ft Walton-Destin	5	$367,469	7	1
Panama City	1	$10,666	16	9

Top Employers

(1) Community bank defined as banking institutions with total assets less than $10.0 billion

Source: S&P Global Market Intelligence, Bay County Chamber of Commerce, Data USA; Bay Economic Development Alliance

TheFirst Bancshares, Inc.
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Source : S&P Global Market Intelligence, Data USA ▪ Enhancing footprint with attractive, familiar Gulf South markets ▪ Acquisition improves FBMS’ demographic profile ▪ First Florida’s markets include over 58,000 households with income over > $100k, approximately 20% of the total households ▪ Low unemployment – Population - weighted average unemployment rate of 2.8% in Crestview - Ft. Walton Beach - Destin; 4.4% in Panama City ▪ Youthful population – over 25% of the Crestview - Fort Walton Beach - Destin population is between 18 - 34 years old 3.3% 6.9% 1.5% 6.8% 5.2% 2.0% 0.4% 3.6% 0.0% 2.0% 4.0% 6.0% 8.0% FBMS First Florida AL FL GA LA MS USA P ROJECTED 2019 – 2024 P OPULATION G ROWTH (%) P ROJECTED 2019 – 2024 M EDIAN HHI (1) G ROWTH (%) 7.3% 10.0% 8.5% 10.3% 10.9% 2.6% 7.0% 8.8% 0.0% 3.0% 6.0% 9.0% 12.0% FBMS First Florida AL FL GA LA MS USA P ROJECTED 2019 – 2024 M EDIAN HHI ($000) $59,253 $65,195 $53,485 $61,338 $65,880 $49,113 $48,478 $68,744 $0 $20,000 $40,000 $60,000 $80,000 FBMS First Florida AL FL GA LA MS USA M ARKET H IGHLIGHTS 25 Familiar Pro Forma Demographics

Transaction Assumptions

Cost Savings	▪ $4.3 million pre-tax cost savings in first full year ▪ 35% of the First Florida Bancorp's estimated non-interest expense in the first full combined year ▪ Assumes 100% realization of cost savings by the end of FY 2020
Transaction Expenses	▪ $6.9 million in pre-tax transaction expenses ▪ 8.1% of total transaction value
Credit Mark	▪ $3.7 million pre-tax mark on total loans ▪ 1.5% of First Florida Bancorp's total loans(1)
Fixed Asset Mark	▪ $1.3 million positive mark on First Florida Bancorp's fixed assets ▪ Mark results from gain on First Florida Bancorp's branch real estate
Core Deposit(2) Intangible	▪ $4.7 million core deposit intangible amortized sum of years digits over 10 years ▪ 1.75% of First Florida Bancorp's core deposits(2)
Effective Tax Rate	▪ 21% effective tax rate on merger adjustments

(1) Based upon First Florida Bancorp's June 30, 2019 total loans of $254,399 (includes loans held for sale)
(2) Core deposits defined as total deposits less CDs > $100k; Based upon First Florida Bancorp's March 31, 2019 core deposits of $266,859
Source: S&P Global Market Intelligence

The First Bancshares, Inc.
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OUR PRO FORMA COMPANY 27

Mississippi $314 100% Total Assets: $4.0 Total Loans: $ 2.6 Total Deposits: $3.2 P RO F ORMA H IGHLIGHTS ($B ILLION ) G ULF S OUTH F OOTPRINT ▪ Focused on expansion and M&A in MS, AL, LA, GA & FL ▪ Seeking compatible cultures and striving for retention of key employees ▪ Targets with strong, disciplined credit quality L OAN C OMPOSITION B Y S TATE D EPOSIT C OMPOSITION B Y S TATE 2009 2015 PF 2019 2009 2015 PF 2019 Mississippi $539 70% Alabama $177 23% Louisiana $54 7% Mississippi $810 31% Alabama $455 18% Louisiana $525 20% Florida $695 27% Georgia $112 4% Mississippi $1,004 31% Alabama $632 20% Louisiana $575 18% Florida $951 29% Georgia $58 2% Mississippi $669 73% Alabama $211 23% Louisiana $37 4% Mississippi $384 100% Note : Dollars in millions, except where otherwise specified Source: S&P Global Market Intelligence; Company - provided documents 28 Building Upon a Proven Track Record Atlanta New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Memphis Chattanooga Birmingham Columbus Huntsville FFB Locations FBMS Locations

Seven Years of Record Earnings Superior Performance and Execution Strategically Focused on Acquisitive and Organic Growth Strong Capital Structure Situated in Growing Markets Shareholder Value and Return Demonstrated Successful Leadership Team 29 Seven Reasons To Invest in The First

$9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 3/1/2013 3/1/2014 3/1/2015 3/1/2016 3/1/2017 3/1/2018 3/1/2019 Note: Assets shown as of next quarter after close Note: Dates are as of transaction close, unless otherwise specified Source: S&P Global Market Intelligence 3/22/2013 $22.0M Equity Offering Assets: $789 million 4/23/2013 Acquired First Baldwin Bancshares, Inc. Assets: $965 million 7/1/2014 Acquired BCB Holding Company, Inc. Assets: $989 million 12/14/2015 Acquired Mortgage Connection, LLC Assets: $1.1 billion 10/24/2016 $63.3M Equity Offering Assets: $1.3 billion 1/1/2017 Acquired Gulf Coast Community Bank Assets: $1.8 billion 1/1/2017 Acquired Iberville Bank Assets: $1.8 billion 10/26/2017 $58.4M Common Stock Offering Assets: $1.8 billion 3/1/2018 Acquired South West Banc Shares, Inc. Assets: $2.3 billion 4/1/2018 Acquired Sunshine Financial, Inc. Assets: $2.5 billion 5/1/2018 $66.0M Subordinated Debt Offering Assets: $2.5 billion 10/31/2018 Acquired FMB Banking Corporation Assets: $3.0 billion 3/2/2019 Acquired FPB Financial Corp. Assets: $3.5 billion Today Announced Acquisition of First Florida Bancorp Assets: $4.0 billion E XECUTING U PON G ROWTH S TRATEGY T ANGIBLE B OOK V ALUE P ER S HARE G ROWTH 3/31/2013 3/31/2014 3/31/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 30 Building Upon a Proven Track Record

APPENDIX 31

The First Bancshares, Inc. Adjusted Return Ratios Three months ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands) 2019 2019 2018 2018 2018 Net Income Available to Common $11,983 $7,635 $6,861 $5,162 $5,245 Adjustments: Add: Acquisition charges 91 3,179 4,155 4,059 3,838 Less: Tax on acquisition charges (23) (712) (910) (1,027) (948) Less: Treasury Awards -- (233) (950) (233) (917) Less: Gain on Sales Securities -- -- (342) -- -- Add: Tax on Treasury Awards -- 59 242 59 232 Add: Tax on Gain on Sale -- -- 86 -- -- Adjusted Net Income $12,051 $9,928 $9,142 $8,020 $7,450 Average Total Assets $3,460,394 $3,181,761 $2,812,212 $2,467,527 $2,443,176 Return on Average Assets 1.39% 0.96% 0.98% 0.84% 0.86% Adjusted Return on Average Assets 1.39% 1.25% 1.30% 1.30% 1.22% Average Common Equity $454,965 $390,217 $328,250 $284,839 $274,535 Less: Average intangible assets 146,662 127,664 105,848 65,672 57,443 Average Tangible Common Equity $308,303 $262,553 $222,402 $219,167 $217,092 Return on Average Tangible Common Equity 15.5% 11.6% 12.3% 9.4% 9.7% Adjusted Return on Average Tangible Common Equity 15.6% 15.1% 16.4% 14.6% 13.7% 32 Non - GAAP Reconciliation

33 Successful Leadership Team Executives E. Ricky Gibson Chairman Director for 21 Years Successful Entrepreneur for 28 Years M. Ray “Hoppy” Cole, Jr. President/CEO 32 Years of Experience Dee Dee Lowery Executive VP, CFO 28 Years of Experience

Ion Mixon Executive VP, Risk Manager 19 years experience Eric Waldron President, Mississippi Region 23 years experience Carol Daniel Executive VP, Credit Administrator 36 years experience Chris Ryals Executive VP, COO 24 years experience Jarrett Nicholson Executive VP, Chief Administrative Officer 25 years experience Mit Cole Executive VP of Private Banking 10 years experience Hayden Mitchell Executive VP, Chief Retail Banking Officer 42 years experience Ronnie Fugarino President, Louisiana Region 38 years experience Wade Neth President, Florida - Alabama Region 32 years experience 34 Successful Leadership Team Executives